Investor Presentation
   First Quarter 2010
Exhibit 99

■ Headquartered in St. Louis, MO
■ Established in 1982
■ Largest contract manager of rehabilitation services; fourth largest post-acute hospital operator, third largest long-term acute care hospital provider
■ Triumph HealthCare merger created more diversified business lines, reducing reliance on management contracts for revenue and EBITDA streams
1
FYE 2009 “Owned” Revenue vs. “Contract” Revenue
RehabCare ex. Triumph
Pro Forma w/Triumph
Company Overview

Division Overviews
Skilled Nursing Rehabilitation
Services (SRS)
■ $499 mm - 39% of pro forma
 revenue
■ 1,125 SNF/long-term care
 programs in 37 states
■ 8.1 mm annual patient visits
■ Polaris Group - consulting for
 long-term care facilities
■ VTA Management Services -
 therapy and nurse staffing for
 New York

$1.3 billion pro forma operating revenues for LTM 3/31/10
Hospital Rehabilitation
Services (HRS)
■ $178 mm - 14% of pro forma
 revenue
■ 144 hospital-based programs
 in 32 states
■ 43,000 IRF discharges/year
■ 1.2 mm annual outpatient
 visits
■ $594 mm - 47% of pro forma
 revenue
■ 29¹ LTACHs, 6 IRFs; 13 states
■ 20 FS LTACHs, 9 HIHs; 4 FS
 IRFs, 2 HIHs
■ 1,593 licensed LTACH beds;
 243 IRF beds
■ 410,000 annual patient days

LTACHs = Long-Term Acute Care Hospitals

IRFs = Inpatient Rehabilitation Facilities

SNFs = Skilled Nursing Facilities

FS = Freestanding

HIH = Hospital in Hospital
Hospital Division

1Includes Triumph Hospital-The Heights, which opened in April

13%
Patient Discharge Destination1
LTACH / SNF
IRF
No post-
acute care
Hospice/Home Health
65%
Acute care
hospital
3
Market Overview
2MedPAC Data Book, June 2009; does not include Home Health or
Medicare Advantage
3Avalere Health LLC, April 2009; does not include Home Health or
Medicare Advantage
Medicare Post-Acute Spending (in billions)
$
■ Large, growing and highly fragmented market
 ■ Positive demographic trends, with first wave of Baby Boomers entering Medicare in 2011
 ■ Medicare expenditures for post-acute services (excluding home health) projected to increase 113% from 2007 to 2021
■ RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients
Projected3
Actual2

Hospital Division
Overview
Competitive Landscape
1MedPAC, March 2010 Report to the Congress
2Includes Triumph Hospital-The Heights, which opened in April
■ RehabCare pursues joint venture hospital partnerships (nine currently, representing 15 locations) with market-leading acute care providers and physician groups, in addition to its wholly owned facilities
Market Size1: 221 IRFs
(Freestanding and HIHs)
Market Size1: 386 LTACHs
IRFs
LTACHs
4
Source: Information available from public filings or
from company websites
99
95
83
35
23
19
16
14
8

2

■ Division historically has been impacted by de novo start-up losses and infrastructure investments; Triumph merger provides level of critical mass as well as ability to adopt proven operational strengths
■ Triumph integration and expected synergies on track; early results from incorporating
 Triumph’s case management and census development methodologies are positive
■ In Q1 10, Triumph reported 17.7% EBITDA1 margin after slow start; legacy hospitals sequentially improved operating loss by $3.1 mm, excluding transaction costs
Hospital Division
Performance
Operating Earnings ($ in millions)
1 See Appendix for Reconciliation to GAAP
2Includes $39.7 million in revenue and operating earnings of $3.7 million generated by Triumph from 11/25/09 - 12/31/09
New Hospitals: 0 1 1 21 0
5
Revenue ($ in millions) and Patient Days
2
3
3
2
 1Q2009 2Q2009 3Q2009 4Q2009 1Q2010
4
3Includes $112.6 million in revenue and operating earnings of $16.2 million from Triumph for the three months ended March 31, 2010
4 Operating earnings excluding start-up & ramp-up losses and transaction and severance related costs, see Appendix for reconciliation to GAAP

■ Expect FY2010 revenue of $650 - $675 mm
■ Anticipate EBITDA of $90 - $100 mm for FY2010
 ■ Reflects the impact of:
 ■ Market basket reductions for IRFs and LTACHs effective Apr. 1 and Oct. 1, 2010
 ■ RY2011 proposed LTACH rule
■ Reaffirm breakeven operating earnings run rate for 13 legacy hospitals by the end of
 Q2 10 and breakeven operating earnings for FY2010
■ Dallas LTACH anticipated to be accretive by end of Q2 10
■ Triumph hospitals expected to achieve 18% to 20% EBITDA margins for FY2010
■ Net income attributable to noncontrolling interests expected to approximate $3 million for FY2010
■ Patient Protection and Affordable Care Act (PPACA) extended LTACH provisions contained in the 2007 Medicare, Medicaid and SCHIP Extension Act (MMSEA)
 through the end of 2012 (see Appendix for summary of PPACA impact)
Hospital Division
Outlook

Skilled Nursing Rehabilitation Services (SRS)
Division overview
■ Manages rehab programs for SNFs
 ■ Each Medicare-certified SNF is required to provide physical, speech and occupational therapy, but many lack the know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to its SNF partners
 ■ Access to advanced technology platform
 ■ Broader array of clinical programming
 ■ Better access to scarce therapist labor pool
 ■ Reimbursement expertise and denials management
Source: Information available from public filings or from company websites
¹Source: MedPAC Report to Congress, March 2010
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,125
1,000
700
538
450
400
300
188
Market Size1: 15,000+
Medicare-certified SNFs

SRS Division
Advanced technology platform

■ Rolling out next generation point-of-service
 (iTouch) technology and upgraded therapy
 management platform to all programs by year
 end
■ Increases speed and accuracy of data input
 to maximize therapist productivity, reduce
 billing errors and subsequent denials
■ Tracks real-time patient outcome data,
 including discharge location and hospital
 readmissions
■ Integrated Resource Utilization Group (RUG)
 planner ensures appropriate RUG category
 placement and appropriate payment
■ Benchmarking reports provide national
 comparative data and ability to track common
 metrics across venues of care

SRS Division
Performance

Note: Includes Symphony acquisition as of July 1, 2006
1Same store analysis does not include Symphony
% Margin: 5.5% (0.3%) 1.7% 5.6% 7.6% 8.5% 8.2%
Operating Earnings ($ in millions)
9
YOY growth: 35.5% 49.9% 24.4% 5.6% 8.5% 9.5% 2.6%
Same store: 8.4% 1.0%¹ 7.1%1 12.4% 8.8% 11.5% (0.6%)

■ Significant same store revenue and margin growth since completion of Symphony integration in 2007
■ Achieved 8.2% operating earnings margin in Q1 10, offsetting the impact of Part B therapy caps through higher productivity and Part A volumes and better leveraging of SG&A as a result of integrating Triumph
Revenue ($ in millions)
2.6%

SRS Division
Outlook

■ Expect 7% - 8% operating earnings margins for FY2010, driven by mid-single digit year
 -over-year same store revenue growth
 ■ Reflects the estimated impact of:
 ■ New concurrent therapy rules that go into effect Oct. 1, 2010
 ■ MDS 3.0 / RUGs IV implementation Oct. 1, 2010 or Oct. 1, 2011???
 ■ Rollout of new technologies
 ■ Pricing pressures
 ■ Wage rate increases during the year
■ Anticipate 50 to 75 net new units in 2010
■ PPACA extended the Part B therapy cap exceptions process through 2010

Competitive Landscape
Have IRF
No IRF
■ Manages hospital-based IRFs and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved internal patient flow
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Successful clinical outcomes and broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Regulatory compliance (60% rule, RAC, 3-hour rule)
 ■ Recruiting and labor management
3,8592 short-term acute
 care hospitals
137 outsourced
Hospital Rehabilitation Services (HRS)
Division overview
Market Size1: 981 hospital
-based IRFs
Source: Information available from public filings or from
company websites
1MedPAC March 2010 Report to Congress
²American Hospital Directory

HRS Division
Performance
■ Improved same store revenues and discharges in Q1 10 and achieved 16%
 operating earnings margin; net unit count declined by one sequentially
¹Includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
YOY growth: (0.5%) (5.3%) (8.7%) 0.9% 7.6% 7.2% 0.4%
IRFs: 120 115 107 113 106 113 103

Operating Earnings ($ in millions)
% Margin: 11.9% 13.2% 14.0% 13.3% 16.6% 14.6% 16.0%
1
Revenue ($ in millions)
CAGR: (1.6%)
0.4%
9.9%

HRS Division
Outlook
■ Expect 15% - 17% operating earnings margin for FY2010
■ Anticipate 2 - 4% year-over-year growth in IRF same store discharges for
 FY2010
■ Unit count expected to decrease in first half of year with recovery in second, resulting in flat unit growth for year
 ■ 12 known unit openings YTD 2010 vs. 6 openings for TY2009
■ Enhancing client value proposition through expanded
 product offerings that better serve the needs of the
 market
■ Applying enabling technology, including:
 ■ Electronic pre-screen to increase speed of admissions,
 drive volumes
 ■ Point-of-service technology to improve productivity and
 regulatory compliance
 ■ Upgraded inpatient outcomes management system to
 enhance patient data tracking and provide benchmarking
 capabilities
Openings	YTD 2010	TY 2009
IRF	6	5
Skilled Nursing	4	0
Outpatient	2	1

Revenue ($mm)
Net Earnings ($mm)
EPS: $0.732 $1.05³ $ 1.224  $0.48 $0.61
14
Consolidated Financial Summary
1RehabCare 2009 historical includes $39.7 million in revenue generated by Triumph
2Includes $0.17 per diluted share impairment charge on an intangible asset
3Includes $0.09 per diluted share in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project
4Includes transaction and severance related charges related to Triumph of $0.38 per diluted share.
¹
■ Anticipate strong consolidated revenue and net earnings growth for the full year

Consolidated Balance Sheet
■ Cash flow from operations was $8.5 mm for three months ended Mar. 31,
 2010 compared with $9.4 mm in the prior year period
 ■ Days sales outstanding was 61.8 days at Mar. 31, 2010 compared to 60.2 days at
 Dec. 31, 2009
■ Expect continued strong operating cash flow with DSO of approximately 60 -
 63 days
■ Capital expenditures anticipated to be $32 mm in 2010, consisting of $12.5 mm of information system investments; $12.5 mm in expansion projects and
 $7 mm related to maintenance
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Noncontrolling Interests
Percent of Debt to Total Capital¹
($mm)
$ 27.4
1,124.9
453.8
453.6
22.6
49%
3/31/10
1Total capital represents the sum of debt, stockholders’ equity and noncontrolling interests

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent report on
Form 10-K, subsequent reports on Form 10-Q and current reports on Form 8-K.
Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated. The
Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.

Appendix

Impact of Healthcare Reform
■ Extends LTACH provisions of MMSEA through Dec 2012
 ■ Maintains existing status related to 25% Rule and short-stay outliers
 ■ Delays one-time budget neutrality adjustment (estimated at 3.75%)
 ■ Continues moratorium on new LTACH beds while facility criteria is established
■ Extends auto exception process for Part B therapy caps through Dec. 31, 2010
■ Delays implementation of RUGs IV until Oct. 1, 2011
■ Establishes reductions in market basket updates for IRFs and LTACHs
■ Productivity (negative) adjustments for SNFs, IRFs and LTACHs beginning in 2012
■ Prohibits physician ownership of hospitals, effective Dec. 31, 2010, and creates new transparency, reporting and expansion requirements for “grandfathered”
 hospitals
18
	Apr. 1, 2010	RY 2011	RY 2012-13	RY 2014	RY 2015-16	RY 2017-19
IRF	0.25	0.25	0.10	0.30	0.20	0.75
LTACH	0.25	0.50	0.10	0.30	0.20	0.75

Impact of Healthcare Reform
■ Beginning in 2012, allows providers organized as Accountable Care Organizations that voluntarily meet quality thresholds to share in cost savings achieved in
 Medicare program
■ Establishes a national pilot program by 2013 to study effectiveness of bundled payment system for hospital+physician+post-acute services delivered three days prior to hospitalization through 30 days post-discharge
■ In 2015, establishes Medicare Independent Payment Advisory Board (IPAB); IRFs
 and LTACHs exempt from any binding proposals of IPAB

Primary Post-Acute Settings
Overview
	Long-Term Acute Care Hospitals	Skilled Nursing Facilities	Inpatient Rehab Facilities
Medicare Spending 2009	$4.6 billion	$25.5 billion (est. $6 billion rehab)	$5.8 billion
Patients Served 2008	130,869 Medicare discharges	2.6 million Medicare admissions	370,048 Medicare discharges
Type of Patient	High acuity, at least 25 days	Low to moderate acuity, may require some rehab	High acuity, requires extensive rehab (min 3 hrs/day)
Avg. Length of Stay	At least 25 days	27 days	13.2 days
Medicare Reimbursement	LTACH PPS - Receive a single payment when Medicare beneficiary is discharged for all services rendered	SNF PPS - Receive a per diem payment under both Medicare Part A and state Medicaid programs	IRF PPS- Receive a single payment when Medicare beneficiary is discharged for all services rendered
Medicare Requirements
• Patients must have an average length
 of stay of >25 days
• 25% rule: no more than 25% of
 patients may be referred from a single
 source (fixed at 50% through 2012)
• Moratorium on new LTACH beds until
 2013
		Medicare covers up to 100 days of SNF care following an acute hospital stay of at least 3 days	60% Rule: 60% of patients must satisfy one of 13 defined conditions
Source: MedPAC

Q110 EBITDA and Hospital Division Adjusted
Operating Earnings Reconciliations
Hospital Division Adjusted Operating Earnings
Q110 EBITDA Reconciliation